UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ]    CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
        14A-6(E)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss.240.14a-12


              MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND

          (Name of Registrant As Specified in its Declaration of Trust)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

MADISON                                            GRAPHIC
INVESTMENT ADVISORS                                CLAYMORE (R)
Graphic                                            A GUGGENHEIM PARTNERS COMPANY


                     MADISON/CLAYMORE COVERED CALL & EQUITY
                                 STRATEGY FUND
                            2455 CORPORATE WEST DRIVE
                             LISLE, ILLINOIS 60532
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 20, 2010
--------------------------------------------------------------------------------

          Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share ("Shares"), of Madison/Claymore Covered Call & Equity Strategy Fund (the "Fund") that the annual meeting of Shareholders of the Fund (the "Annual Meeting") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532, on Tuesday, July 20, 2010, at 1:00 p.m. Central time. The Annual Meeting is being held for the following purposes:

          1. To elect two Trustees as Class III Trustees to serve until the Fund's 2013 annual meeting of Shareholders or until their respective successors shall have been elected and qualified;

          2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

          THE BOARD OF TRUSTEES (THE "BOARD") OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

          The Board has fixed the close of business on May 21, 2010, as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so you will be represented at the Annual Meeting.

                                                 By order of the
                                                 Board of Trustees,


                                                 /S/J. Thomas Futrell


                                                 J. Thomas Futrell
                                                 Chief Executive Officer

Lisle, Illinois
June 24, 2010

          IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR PROXY BY TELEPHONE, INTERNET OR MAIL. IF VOTING YOUR PROXY BY MAIL, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE ANNUAL MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY CARD) TODAY.

                     MADISON/CLAYMORE COVERED CALL & EQUITY
                                 STRATEGY FUND
--------------------------------------------------------------------------------
                                PROXY STATEMENT
--------------------------------------------------------------------------------
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 20, 2010

          This document gives you information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders ("Notice of Annual Meeting"). Much of the information in this proxy statement ("Proxy Statement") is required under rules of the Securities and Exchange Commission ("SEC"). If there is anything you don't understand, please contact us at our toll-free number, (800) 851-0264.

          This Proxy Statement is furnished to the holders of common shares of beneficial interest, par value $0.01 per share ("Shares"), of Madison/Claymore Covered Call & Equity Strategy Fund (the "Fund") in connection with the solicitation by the Board of Trustees of the Fund (the "Board") of proxies to be voted at the annual meeting of Shareholders of the Fund to be held on Tuesday, July 20, 2010, and any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532 on July 20, 2010, at 1:00 p.m. Central time. The Notice of Annual Meeting, this Proxy Statement and the enclosed proxy card are first being sent to the Fund's Shareholders on or about June 28, 2010.

          IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JULY 20, 2010: This proxy statement is available on the Internet at www.proxyvote.com. On this site, you will be able to access the proxy statement for the Annual Meeting and any amendments or supplements to the foregoing material required to be furnished to Shareholders.

          o    WHY IS A SHAREHOLDER MEETING BEING HELD?

               The Fund's Shares are listed on the New York Stock Exchange (the "NYSE") under the ticker symbol "MCN," which requires the Fund to hold a meeting of Shareholders to elect Trustees each fiscal year.

          o    WHAT PROPOSAL WILL BE VOTED ON AT THE ANNUAL MEETING?

               Shareholders of the Fund are being asked to vote on the following proposal at the Annual Meeting:

                    To elect two Trustees as Class III Trustees (Mr. Ronald E. Toupin, Jr. and Mr. Lorence D. Wheeler) to serve until the Fund's 2013 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

          o    WILL YOUR VOTE MAKE A DIFFERENCE?

               YES! Your vote is important and could make a difference in the governance of the Fund, no matter how many Shares you own.

          o    WHO IS ASKING FOR YOUR VOTE?

               The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on Tuesday, July 20, 2010, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting.

          o    HOW DOES THE BOARD RECOMMEND THAT SHAREHOLDERS VOTE ON THE
               PROPOSAL?

               The Board, including the Independent Trustees, unanimously recommends that you vote "FOR ALL" of the nominees for the Board of Trustees (Mr. Ronald E. Toupin, Jr., and Mr. Lorence D. Wheeler).

          o    WHO IS ELIGIBLE TO VOTE?

               Shareholders of record of the Fund at the close of business on May 21, 2010 (the "Record Date") are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof. Shareholders will be entitled to one vote on each matter to be voted for each Share of the Fund held and a fractional vote with respect to fractional Shares, with no cumulative voting.

          o    HOW DO YOU VOTE YOUR SHARES?

               Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote your proxy via telephone or the Internet so your Shares will be represented at the Annual Meeting. Information regarding how to vote your proxy via telephone or the Internet is included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders' respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date. If you wish to attend the Annual Meeting and vote in person, you will be able to do so. You may contact the Fund at (800) 851-0264 to obtain directions to the site of the Annual Meeting.

               All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. IF YOU SIGN THE PROXY CARD, BUT DON'T FILL IN A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S

               RECOMMENDATION. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies' discretion.

               Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

          o    WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?

               The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee.

          o    HOW MANY SHARES OF THE FUND WERE OUTSTANDING AS OF THE RECORD
               DATE?

               At the close of business on May 21, 2010, the Fund had 19,268,423 Shares outstanding.

THE PROPOSAL: ELECTION OF TRUSTEES

          The Fund's Shares are listed on the NYSE, which requires the Fund to hold a meeting of Shareholders to elect Trustees each fiscal year. Therefore, Shareholders of the Fund are being asked to elect two Trustees (Mr. Ronald E. Toupin, Jr. and Mr. Lorence D. Wheeler are the nominees) as Class III Trustees to serve until the Fund's 2013 annual meeting of Shareholders or until their respective successors shall have been elected and qualified.

COMPOSITION OF THE BOARD OF TRUSTEES

          The Trustees of the Fund are classified into three classes of
Trustees: Class I Trustees, Class II Trustees and Class III Trustees. Assuming each of the nominees is elected at the Annual Meeting, the Board will be constituted as follows:

          CLASS I TRUSTEES

          -Mr. Randall C. Barnes and Mr. Frank E. Burgess are the Class I Trustees. It is currently anticipated that Class I Trustees will next stand for election at the Fund's 2011 annual meeting of Shareholders.

          CLASS II TRUSTEES

          - Mr. James R. Imhoff, Jr. and Mr. Ronald A. Nyberg are the Class II Trustees. It is currently anticipated that Class II Trustees will next stand for election at the Fund's 2012 annual meeting of Shareholders.

          CLASS III TRUSTEES

          -Mr. Ronald E. Toupin, Jr. and Mr. Lorence D. Wheeler are the Class III Trustees. Mr. Toupin and Mr. Wheeler are standing for election at the Annual Meeting. It is currently anticipated that Class III Trustees will next stand for election at the Fund's 2013 annual meeting of Shareholders.

          Generally, the Trustees of only one class are elected at each annual meeting of Shareholders, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period.

          Each Class III Trustee nominee will hold office for three years or until his successor shall have been elected and qualified. The other Trustees of the Fund will continue to serve under their current terms as described above. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of each Class III Trustee nominee named above. Each Class III Trustee nominee has indicated that he has consented to serve as a Trustee if elected at the Annual Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

TRUSTEES

          Certain information concerning the Trustees and officers of the Fund is set forth in the tables below. The "interested" Trustees (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) are indicated below. Independent Trustees are those who are not interested persons of the Fund, the Fund's investment adviser, Claymore Advisors, LLC ("Claymore" or the "Adviser"), or the Fund's investment manager, Madison Asset Management, LLC ("Madison" or the "Investment Manager"), and comply with the definition of "independent" (as defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended) (the "Independent Trustees").

          The Fund is part of a fund complex (referred to herein as the "Fund Complex") comprised of fourteen closed-end funds, including the Fund, and forty-two exchange-traded funds. The Fund Complex is overseen by multiple boards of trustees.

                                TERM OF
                                OFFICE(2)                                             NUMBER OF
                                AND                                                 PORTFOLIOS IN      OTHER
                    POSITION(S) LENGTH                                              FUND COMPLEX    DIRECTORSHIPS
NAME, ADDRESS(1)    HELD WITH   OF TIME        PRINCIPAL OCCUPATION                 OVERSEEN BY       HELD BY
AND YEAR OF BIRTH   FUND      SERVED       DURING THE PAST FIVE YEARS               TRUSTEE         TRUSTEE
------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
Randall C. Barnes    Trustee  Trustee     Private Investor. Formerly, Senior Vice         51      None.
Year of birth: 1951           since 2004  President & Treasurer (1993-1997),
                                          President, Pizza Hut International
                                          (1991-1993) and Senior Vice President,
                                          Strategic Planning and New Business
                                          Development (1987-1990) of PepsiCo, Inc.

James R.             Trustee  Trustee     Chairman and CEO of First Weber Group.           1      Director, Park
Imhoff, Jr.                   since 2004                                                          Bank. Trustee,
5250 East Terrace Drive                                                                           Madison Strategic
Madison, WI 53718                                                                                 Sector Premium
Year of Birth: 1944                                                                               Fund and funds in
                                                                                                  the Mosaic fund
                                                                                                  complex.

Ronald A. Nyberg     Trustee  Trustee     Partner of Nyberg & Cassioppi, LLC,              54     None.
Year of birth: 1953           since 2004  a law firm specializing in Corporate Law,
                                          Estate Planning and Business Transactions
                                          (2000-present). Formerly, Executive Vice
                                          President, General Counsel and Corporate
                                          Secretary of Van Kampen Investments (1982-1999).

Ronald E.            Trustee  Trustee     Formerly, Vice President, Manager and            51     None.
Toupin, Jr.(3)                since 2004  Portfolio Manager of Nuveen Asset Management
Year of birth: 1958                       (1998-1999), Vice President of Nuveen Investment
                                          Advisor Corporation (1992-1999), Vice President
                                          and Manager of Nuveen Unit Investment Trusts
                                          (1991-1999) and Assistant Vice President and
                                          Portfolio Manager of Nuveen Unit Investment
                                          Trusts (1988-1999), each of John Nuveen &
                                          Company, Inc. (1982-1999).

                                       5


                               TERM OF
                                OFFICE(2)                                             NUMBER OF
                                 AND                                                  PORTFOLIOS IN      OTHER
                    POSITION(S) LENGTH                                                FUND COMPLEX    DIRECTORSHIPS
NAME, ADDRESS(1)    HELD WITH   OF TIME        PRINCIPAL OCCUPATION                   OVERSEEN BY       HELD BY
AND YEAR OF BIRTH   FUND      SERVED      DURING THE PAST FIVE YEARS                  TRUSTEE         TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Lorence D.           Trustee   Trustee     Formerly, President of Credit Union                1      Director, Grand
Wheeler(3)                     since 2004  Benefits Services Inc.; Pension Specialist                Mountain Bank
135 County Rd 8300                         for CUNA Mutual Group.                                    FSB and Grand
Tabernash, CO 80478                                                                                  Mountain
Year of Birth: 1938                                                                                  Bancshares Inc.
                                                                                                     Trustee, Madison
                                                                                                     Strategic Sector
                                                                                                     Premium Fund
                                                                                                     and funds in the
                                                                                                     Mosaic fund
                                                                                                     complex.

INTERESTED TRUSTEES:
Frank E. Burgess+    Trustee,  Trustee     Founder, President and CEO of Madison              1      Director, Capitol
550 Science Drive    Senior    since 2004  Investment Advisors, Inc. (1974-present)                  Bankshares, Inc.,
Madison, WI 53711    Vice                  and of Madison Asset Management, LLC.                     Outrider
Year of Birth: 1942  President                                                                       Foundation, Inc.,
                                                                                                     American Riviera
                                                                                                     Bank of CA, and
                                                                                                     Capitol
                                                                                                     Bankshares of WI.
                                                                                                     Trustee, Madison
                                                                                                     Strategic Sector
                                                                                                     Premium Fund
                                                                                                     and funds in the
                                                                                                     Mosaic fund
                                                                                                     complex.

----------

+ "Interested person" of the Fund as defined in the 1940 Act. Mr. Burgess is an interested person of the Fund because he is an officer of the Investment Manager and certain of its affiliates.

(1) The business address of each Trustee of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

(2) Each Trustee is generally expected to serve a three year term concurrent with the class of Trustees for which he serves.

(3)  Nominee for election as a Trustee at the Annual Meeting.

QUALIFICATIONS AND EXPERIENCE OF TRUSTEES AND NOMINEES

          The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and, for each Independent Trustee, a demonstrated willingness to take an independent and questioning view of management.

          The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this proxy statement, that each Trustee should serve as a Trustee in light of the Fund's business and structure. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

          Randall C. Barnes. Mr. Barnes has served as a Trustee of the Fund and other funds in the Claymore fund complex since 2004. Mr. Barnes also serves on the board of certain Claymore sponsored Canadian funds. Through his service as a Trustee of the Fund and as chairman of the Audit Committee, employment experience as President of Pizza Hut International and Treasurer of PepsiCo, Inc. and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

          Frank E. Burgess. Mr. Burgess has served as a Trustee of the Fund since 2004. Through his service as a Trustee of the Fund, his service on other public and private company boards, including on other investment company boards, and his experience as founder, President and Chief Executive Officer of the Manager and Madison Investment Advisors, Inc., each a registered investment adviser, Mr. Burgess is experienced in financial, investment and regulatory matters.

          James Imhoff. Mr. Imhoff has served as a Trustee of the Fund since 2004. Through his service as a Trustee of the Fund, his service on other public and private company boards, including on other investment company boards, his experience as Chairman and Chief Executive Officer of First Weber Group, a real estate services company, and his prior experience, including board membership of charitable and community boards, Mr. Imhoff is experienced in financial, investment, technology and regulatory matters.

          Ronald A. Nyberg. Mr. Nyberg has served as a Trustee of the Fund and other funds in the Claymore fund complex since 2003. Through his service as a Trustee of the Fund and as chairman of the Nominating & Governance Committee, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

          Ronald E. Toupin, Jr. Mr. Toupin has served as a Trustee of the Fund and other funds in the Claymore fund complex since 2003. Through his service as a Trustee of the Fund and as chairman of the Board, and his professional training and employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

          Lorence D. Wheeler. Mr. Wheeler has served as a Trustee of the Fund since 2004. Through his service as a Trustee of the Fund, his service on other public and private company boards, including on other investment company boards, his professional training and his prior experience, including President of Credit Union Benefits Services Inc., Mr. Wheeler is experienced in financial, investment and regulatory matters.

          Each Trustee also now has considerable familiarity with the Fund, its adviser, manager and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of the Fund.

EXECUTIVE OFFICERS

          The following information relates to the executive officers of the Fund who are not Trustees. The officers of the Fund are appointed by the Board and serve until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund but may also be officers or employees of the Adviser, the Investment Manager or affiliates of the Adviser or the Investment Manager and may receive compensation in such capacities.

                                 TERM OF
                                OFFICE(2) AND
                                  LENGTH
NAME, ADDRESS(1)                  OF TIME           PRINCIPAL OCCUPATION DURING
AND YEAR OF BIRTH   TITLE         SERVED                THE PAST FIVE YEARS
----------------------------------------------------------------------------------------------
J. Thomas Futrell   Chief        Since 2008    Senior Managing Director, Chief Investment
Year of birth: 1955 Executive                  Officer (2008-present) of Claymore Advisors,
                    Officer                    LLC and Claymore Securities, Inc.; Chief
                                               Executive Officer of certain funds in the Fund
                                               Complex. Formerly, Managing Director in
                                               charge of Research (2000-2007) for Nuveen
                                               Asset Management.

Kevin M. Robinson   Chief        Since 2008    Senior Managing Director, General Counsel
Year of birth: 1959 Legal                      and Corporate Secretary (2007-present) of
                    Officer                    Claymore Advisors, LLC and Claymore
                                               Securities, Inc.; Chief Legal Officer of certain
                                               funds in the Fund Complex. Formerly,
                                               Associate General Counsel (2000-2007) of
                                               NYSE Euronext, Inc. Formerly, Archipelago
                                               Holdings, Inc. Senior Managing Director and
                                               Associate General Counsel (1997-2000) of
                                               ABN Amro Inc. Formerly, Senior Counsel in
                                               the Enforcement Division (1989-1997) of the
                                               U.S. Securities and Exchange Commission.

Steven M. Hill      Chief        Since 2004    Senior Managing Director of Claymore
Year of birth: 1964 Financial                  Advisors, LLC and Claymore Securities, Inc.
                    Officer,                   (2005- present). Formerly, Chief Financial
                    Chief                      Officer (2005-2006) Claymore Group Inc.
                    Accounting                 Managing Director of Claymore Advisors,
                    Officer and                LLC and Claymore Securities, Inc. (2003-
                    Treasurer                  2005). Previously, Treasurer of Henderson
                                               Global Funds and Operations Manager for
                                               Henderson Global Investors (NA) Inc., (2002-
                                               2003); Managing Director, FrontPoint Partners
                                               LLC (2001- 2002); Vice President, Nuveen
                                               Investments (1999-2001); Chief Financial
                                               Officer, Skyline Asset Management LP,
                                               (1999); Vice President, Van Kampen
                                               Investments and Assistant Treasurer, Van
                                               Kampen mutual funds (1989-1999).

                                       8

                               TERM OF
                              OFFICE(2) AND
                                LENGTH
NAME, ADDRESS(1)               OF TIME           PRINCIPAL OCCUPATION DURING
AND YEAR OF BIRTH   TITLE       SERVED                THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------
Bruce Saxon         Chief      Since 2006    Vice President - Fund Compliance Officer of
Year of birth: 1957 Compliance               Claymore Securities, Inc. (Feb. 2006-present).
                    Officer                  Chief Compliance Officer of certain funds in
                                             the Fund Complex. Chief Compliance
                                             Officer/Assistant Secretary of Harris
                                             Investment Management, Inc. (2003-2006).
                                             Director-Compliance of Harrisdirect LLC
                                             (1999-2003).

Mark E. Mathiasen   Secretary  Since 2008    Vice President, Assistant General Counsel of
Year of birth: 1978                          Claymore Group Inc. (2007-present). Secretary
                                             of certain funds in the Fund Complex.
                                             Previously, Law Clerk, Idaho State Courts
                                             (2003-2006).

Jay Sekelsky        Vice       Since 2004    Managing Director of Madison Investment
Year of birth: 1959 President                Advisors, Inc. and Vice President of Madison
                                             Asset Management, LLC. Vice President of
                                             Madison Strategic Sector Premium Fund and
                                             funds in the Mosaic fund complex.

Katherine L. Frank  Vice       Since 2004    Managing Director of Madison Investment
Year of birth: 1960 President                Advisors, Inc. Vice President of Madison Asset
                                             Management. Trustee and President of
                                             Madison Strategic Sector Premium Fund and
                                             funds in the Mosaic fund complex. Trustee of
                                             MEMBERS mutual fund family and Ultra
                                             Series mutual funds, both of WI.

Greg Hoppe          Vice       Since 2008    Vice President of Madison Mosaic, LLC; Vice
Year of birth: 1969 President                President of Madison Asset Management, LLC.

Ray DiBernardo      Vice       Since 2009    Vice President of Madison Investment
Year of birth: 1962 President                Advisors, Inc.

James Howley        Assistant  Since 2007    Vice President, Fund Administration of
Year of birth: 1972 Treasurer                Claymore Securities, Inc. (2004-present).
                                             Assistant Treasurer of certain funds in the Fund
                                             Complex. Previously, Manager, Mutual Fund
                                             Administration of Van Kampen Investments,
                                             Inc (1996-2004).

Donald P. Swade     Assistant  Since 2008    Vice President, Fund Administration (2006-
Year of birth: 1972 Treasurer                present) of Claymore Advisors, LLC and
                                             Claymore Securities, Inc.; Assistant Treasurer
                                             of certain funds in the Fund Complex.
                                             Formerly, Manager-Mutual Fund Financial
                                             Administration for Morgan Stanley/Van Kampen
                                             Investments (2003-2006).

Mark J. Furjanic    Assistant  Since 2008    Vice President, Fund Administration-Tax
Year of birth: 1959 Treasurer                (2005-present) of Claymore Advisors, LLC and
                                             Claymore Securities, Inc.; Assistant Treasurer
                                             of certain funds in the Fund Complex.
                                             Formerly, Senior Manager for Ernst & Young
                                             LLP (1999-2005).

                               TERM OF
                              OFFICE(2) AND
                                LENGTH
NAME, ADDRESS(1)                OF TIME          PRINCIPAL OCCUPATION DURING
AND YEAR OF BIRTH   TITLE       SERVED                THE PAST FIVE YEARS
------------------------------------------------------------------------------------------
Melissa J. Nguyen   Assistant  Since 2006    Vice President, Assistant General Counsel of
Year of birth: 1978 Secretary                Claymore Group Inc. (2005-present). Secretary
                                             of certain funds in the Fund Complex.
                                             Formerly, Associate, Vedder Price, P.C.
                                             (2003-2005).

Elizabeth H. Hudson Assistant  Since 2009    Assistant General Counsel of Claymore Group
Year of birth: 1980 Secretary                Inc. (2009-present). Assistant Secretary of
                                             certain funds in the Fund Complex. Previously,
                                             associate at Bell, Boyd & Lloyd LLP (nka
                                             K&L Gates LLP) (2007-2008). J.D.,
                                             Northwestern University (2004-2007).

----------

(1) The business address of each officer of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

(2) Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


BOARD LEADERSHIP STRUCTURE

          The primary responsibility of the Board of Trustees is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund's day-to-day operations are managed by the Adviser, the Investment Manager and other service providers who have been approved by the Board. The Board is currently comprised of six Trustees, five of whom (including the chairman) are classified under the 1940 Act as "non-interested" persons of the Fund ("Independent Trustees") and one of whom is classified as an interested person of the Fund ("Interested Trustee"). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

          The Board has appointed an Independent Chairperson, who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the trustees and management. The Board has established two standing committees (as described below and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with service providers, review the Fund's financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chairperson, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund.

BOARD COMMITTEES

          The Trustees have determined that the efficient conduct of the Trustees' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. Two of the committees of the Board are the Audit Committee and the Nominating and Governance Committee.

          Audit Committee. The Board has an Audit Committee, which is charged with selecting an independent registered public accounting firm for the Fund and reviewing accounting matters with the Fund's independent registered public accounting firm. Each member of the Audit Committee is an Independent Trustee as defined above and also meets the additional independence requirements for audit committee members as defined by the NYSE.

          The members of the Audit Committee are Randall C. Barnes, James R. Imhoff, Jr., Ronald A. Nyberg, Ronald E. Toupin, Jr. and Lorence D. Wheeler. Mr. Barnes serves as chairperson of the Audit Committee.

          The Audit Committee is governed by a written charter, the most recent version of which was approved by the Board on April 20, 2010 (the "Audit Committee Charter"). In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Fund's Audit Committee Charter is attached as Appendix A hereto.

          The Audit Committee presents the following report on behalf of the
          Fund:

          The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the Fund's independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the Fund's independent registered public accounting firm required by Independence Standards Board Standard No. 1 and has discussed with the Fund's independent registered public accounting firm the independence of the Fund's independent registered public accounting firm and (iv) the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund's Annual Report for the past fiscal period.

          Nominating and Governance Committee The Board has a Nominating and Governance Committee, which is composed of Randall C. Barnes, James R. Imhoff, Jr., Ronald A. Nyberg, Ronald E. Toupin, Jr. and Lorence D. Wheeler, each of whom is an Independent Trustee as defined above and is "independent" as defined by NYSE listing standards. Mr. Nyberg serves as chairperson of the Nominating and Governance Committee.

          The Nominating and Governance Committee is governed by a written charter (the "Nominating and Governance Committee Charter"), the most recent version of which was approved by the Board on January 20, 2009. In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Fund's Nominating and Governance Committee Charter was attached as Appendix A to the Fund's 2009 proxy statement.

          The Nominating and Governance Committee (i) evaluates and recommends all candidates for election or appointment as members of the Board and recommends the appointment of members and chairs of each committee of the Board, (ii) reviews policy matters affecting the operation of the Board and committees of the Board, (iii) periodically evaluates the effectiveness of the Board and committees of the Board and (iv) oversees the contract review process, including review of the Fund's advisory agreements and other contracts with affiliated service providers. In considering Trustee nominee candidates, the Nominating and Governance Committee requires that Trustee candidates have a college degree or equivalent business experience and may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to) availability and commitment of a candidate to attend meetings and perform the responsibilities of a Trustee, relevant experience, educational background, financial expertise, the candidate's ability, judgment and expertise and overall diversity of the Board's composition. The Nominating and Governance Committee may consider candidates recommended by various sources, including (but not limited to) such Fund's Trustees, officers, investment advisers and shareholders. The Nominating and Governance Committee will not nominate a person for election to the Board as a Trustee after such person has reached the age of seventy-three (73), unless such person is an "interested person" of such Fund as defined in the 1940 Act. The Nominating and Governance Committee may, but is not required to, retain a third party search firm to identify potential candidates.

          A Trustee candidate must (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as a Trustee who is not an "interested person" of the Fund as such term is defined under the 1940 Act; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee's qualifications.

          The Nominating and Governance Committee will consider Trustee candidates recommended by the Fund's shareholders. The Nominating and Governance Committee will consider and evaluate Trustee nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

          In considering Trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board's composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

          To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the "Procedures for Shareholders to Submit Nominee Candidates" that are set forth as Appendix B to the Nominating and Governance Committee Charter, which was attached as Appendix A to the Fund's 2009 proxy statement. Shareholder recommendations must be sent to the Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

          The nominees for election at the Annual Meeting currently serve as Trustees and were unanimously nominated by the Board of Trustees and the Nominating and Governance Committee.

BOARD'S ROLE IN RISK OVERSIGHT

          Consistent with its responsibility for oversight of the Fund, the Board, among other things, oversees risk management of the Fund's investment program and business affairs directly and through the committee structure it has established. The Board has established the Audit Committee and the Nominating and Governance Committee to assist in its oversight functions, including its oversight of the risks the Fund faces. Each committee reports its activities to the Board on a regular basis. Risks to the Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Fund. The Board has adopted, and periodically reviews, policies, procedures and controls designed to address these different types of risks. Under the Board's supervision, the officers of the Fund, the Adviser, the Manager and other service providers to the Fund also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of the Board's periodic review of the Fund's advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of the service providers' operations and the functions for which they are responsible.

          The Board requires officers of the Fund to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee also receives reports from the Fund's independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Fund's Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Fund's compliance program.

The Board, with the assistance of Fund management, reviews investment policies and risks in connection with its review of the Fund's performance. In addition, the Board receives reports from the Adviser and Manager on the investments and securities trading of the Fund. With respect to valuation, the Board oversees a pricing committee comprised of Fund officers and Adviser personnel and has approved Fair Valuation procedures applicable to valuing the Fund's securities, which the Board and the Audit Committee periodically review. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

SHAREHOLDER COMMUNICATIONS

          Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board of Trustees or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

          As of May 21, 2010, each Trustee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:


                                              AGGREGATE DOLLAR RANGE OF
                      DOLLAR RANGE OF EQUITY EQUITY SECURITIES OVERSEEN BY
NAME OF TRUSTEE       SECURITIES IN THE FUND TRUSTEE IN THE FUND COMPLEX
--------------------------------------------------------------------------
Independent Trustees:
Randall C. Barnes             None                  Over $100,000
James R. Imhoff, Jr.        $1-$10,000                $1-$10,000
Ronald A. Nyberg            $1-$10,000              Over $100,000
Ronald E. Toupin, Jr.         None                       None
Lorence D. Wheeler       $10,001-$50,000           $10,001-$50,000

Interested Trustees
Frank Burgess             Over $100,000             Over $100,000


          As of May 21, 2010, each Trustee and the Trustees and officers of the Fund as a group owned less than 1% of the outstanding Shares of the Fund.

BOARD AND COMMITTEE MEETINGS

          During the Fund's fiscal year ended December 31, 2009, the Board held five meetings, the Fund's Audit Committee held three meetings and the Fund's Nominating and Governance Committee held four meetings.

          Each Trustee attended at least 75% of the meetings of the Board (and any committee thereof on which he serves) held during the Fund's fiscal year ended December 31, 2009. It is the Fund's policy to encourage Trustees to attend annual Shareholders' meetings.

TRUSTEE COMPENSATION

          The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Adviser, the Investment Manager or their respective affiliates and pays an additional annual fee to the chairman of the Board and of any committee of the Board. The following table provides information regarding the compensation of the Fund's Trustees for the Fund's fiscal year ended December 31, 2009. The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this proxy statement.


                      COMPENSATION       TOTAL COMPENSATION
NAME OF TRUSTEE(1)    FROM THE FUND    FROM THE FUND COMPLEX
----------------------------------------------------------------
Randall C. Barnes        $23,000           $251,750
James R. Imhoff, Jr.     $21,500            $21,500
Ronald A. Nyberg         $23,000           $357,875
Ronald E. Toupin, Jr.    $26,000           $301,375
Lorence D. Wheeler       $21,500            $21,500

----------

1)   Trustees not eligible for compensation are not included in the above table.

SHAREHOLDER APPROVAL

          The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the Proposal at the Annual Meeting at which a quorum (i.e., a majority of the Shares entitled to vote on the Proposal) is present in person or by proxy is necessary to approve the Proposal. The holders of the Fund's Shares will have equal voting rights (i.e., one vote per Share).

          Votes withheld will have the same effect as votes against the proposal. "Broker non-votes" (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have the same effect as votes against the proposal.

BOARD RECOMMENDATION

          The Board of the Fund, including all of the Independent Trustees, unanimously recommends that you vote "FOR ALL" of the nominees for the Board of Trustees (Mr. Ronald E. Toupin, Jr. and Mr. Lorence D. Wheeler).

ADDITIONAL INFORMATION

FURTHER INFORMATION ABOUT VOTING AND THE ANNUAL MEETING

          The holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. Votes withheld and broker non-votes will be counted as Shares present at the Annual Meeting for quorum purposes.

          The Board has fixed the close of business on May 21, 2010 as the Record Date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Fund as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on by the Fund for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

          Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote your proxy via telephone or the Internet so your Shares will be represented at the Annual Meeting. Information regarding how to vote your proxy via telephone or the Internet is included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders' respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date. If you wish to attend the Annual Meeting and vote in person, you will be able to do so. You may contact the Fund at (800) 851-0264 to obtain directions to the site of the Annual Meeting.

          All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. IF YOU SIGN THE PROXY CARD, BUT DON'T FILL IN A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies' discretion if your properly executed proxy card has been received.

          Shareholders who execute proxy cards or vote proxies via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

ADVISER AND INVESTMENT MANAGER

          Claymore Advisors, LLC, located at 2455 Corporate West Drive, Lisle, Illinois 60532, acts as the Fund's investment adviser. As of March 31, 2010, Claymore entities have provided supervision, management and servicing on approximately $15.9 billion in assets through closed-end funds, unit investment trusts and exchange-traded funds. Claymore Advisors, LLC is a wholly-owned subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $100 billion in assets under supervision. Guggenheim, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

          Madison Asset Management, LLC, a wholly-owned subsidiary of Madison Investment Advisors, Inc., acts as the Fund's investment manager and is responsible for the day-to-day management of the Fund's portfolio. Madison is located at 550 Science Drive, Madison, Wisconsin 53711. Madison and its affiliated entities act as investment adviser for individuals, corporations, pension funds, endowments, insurance companies, mutual funds and closed-end investment companies, with assets under management of approximately $15 billion as of March 31, 2010.

ADMINISTRATOR

          Claymore Advisors, LLC, located at 2455 Corporate West Drive, Lisle, Illinois 60532, serves as the Fund's administrator.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Ernst & Young LLP ("E&Y") has been selected as the independent registered public accounting firm by the Audit Committee of the Fund and approved by a majority of the Fund's Board, including a majority of the Independent Trustees, to audit the accounts of the Fund for and during the Fund's fiscal year ended in 2009 and fiscal year ending in 2010. The Fund does not know of any direct or indirect financial interest of E&Y in the Fund.

          Representatives of E&Y will be available to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

AUDIT FEES

          The aggregate fees billed to the Fund by E&Y for professional services rendered for the audit of the Fund's annual financial statements for the Fund's fiscal year ended December 31, 2009, were approximately $46,000 and for the Fund's fiscal year ended December 31, 2008, were approximately $46,000.

AUDIT-RELATED FEES

          The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements (such fees relate to services rendered, and out of pocket expenses incurred, in connection with the Fund's registration statements, comfort letters and consents) for the Fund's fiscal year ended December 31, 2009, were $0 and for the Fund's fiscal year ended December

31, 2008, were $0. E&Y did not perform any other assurance and related services that were required to be approved by the Fund's Audit Committee for such periods.

TAX FEES

          The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for professional services rendered for tax compliance, tax advice, and tax planning (such fees relate to tax services provided by E&Y in connection with the Fund's excise tax calculations and review of the Fund's tax returns) for the Fund's fiscal year ended December 31, 2009, were approximately $6,900 and for the Fund's fiscal year ended December 31, 2008, were approximately $6,000. E&Y did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Fund's Audit Committee for such periods.

ALL OTHER FEES

          Other than those services described above, E&Y did not perform any other services on behalf of the Fund for the Fund's fiscal year ended December 31, 2009, or for the Fund's fiscal year ended December 31, 2008.

AGGREGATE NON-AUDIT FEES

          The aggregate non-audit fees billed by E&Y for services rendered to the Fund, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (not including a sub-adviser whose primary role is portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the Fund for the Fund's fiscal year ended December 31, 2009, were approximately $6,900 and for the Fund's fiscal year ended December 31, 2008, were approximately $6,000.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

          As noted above, the Audit Committee is governed by the Audit Committee Charter, which is attached as Appendix A and which includes Pre-Approval Policies and Procedures in Section IV of such Charter.

          Specifically, sections IV.C.2 and IV.C.3 of the Audit Committee Charter contain the Pre-Approval Policies and Procedures and such sections are included below.

          IV. To fulfill its responsibilities and duties the Audit Committee shall:

               C.2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

                    (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

               C.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any nonaudit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

                    (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

          The Audit Committee of the Fund has pre-approved all audit and non-audit services provided by E&Y to the Fund, and all non-audit services provided by E&Y to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that are related to the operations of the Fund for the fiscal years ended December 31, 2009, and December 31, 2008.

          None of the services described above for the Fund's fiscal years ended December 31, 2009, and December 31, 2008, were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

PRINCIPAL SHAREHOLDERS

          As of May 29, 2009 to the knowledge of the Fund, one person (shown in the table below) beneficially owned more than 5% of the voting securities of the Fund.


                                   SHARE      PERCENTAGE
SHAREHOLDER NAME AND ADDRESS      HOLDINGS      OWNED
------------------------------------------------------------
First Trust Portfolios L.P. (1)
120 East Liberty Drive, Suite 400
Wheaton, IL 60187                 1,941,329       10.08%
----------

(1) Based on information obtained from a Schedule 13G filed with the U.S. Securities and Exchange Commission on January 31, 2010. According to the
     Schedule 13G filing, First Trust Portfolios L.P. is sponsor of several unit investment trusts which hold shares of common stock of the Fund. No unit investment trust sponsored by First Trust Portfolios L.P. holds 5% or more of the Fund's common stock.

FINANCIAL STATEMENTS AND OTHER INFORMATION

          THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO CLAYMORE SECURITIES, INC., 2455 CORPORATE WEST DRIVE, LISLE, ILLINOIS 60532, (800) 851-0264.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund's officers and Trustees, certain officers of the Fund's investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's Shares to file certain reports of ownership ("Section 16 filings") with the SEC and the New York Stock Exchange. Based upon the Fund's review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for Fund's fiscal year ended December 31, 2008, all filings applicable to such persons were completed and filed in a timely manner.

PRIVACY PRINCIPLES OF THE FUND

          The Fund is committed to maintaining the privacy of Shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

          Generally, the Fund does not receive any non-public personal information relating to its Shareholders, although certain non-public personal information of its Shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its Shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service Shareholder accounts (for example, to a transfer agent or third party administrator).

          The Fund restricts access to non-public personal information about the Shareholders to employees of the Adviser with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its Shareholders.

DEADLINE FOR SHAREHOLDER PROPOSALS

          The Fund's Amended and Restated By-Laws (the "By-Laws") require compliance with certain procedures for a shareholder to properly make a nomination for election as a Trustee or to propose other business for the Fund. If a shareholder who is entitled to do so under the Fund's By-Laws wishes to nominate a person or persons for election as a Trustee or propose other business for the Fund, that shareholder must provide a written notice to the Secretary of the Fund at the Fund's principal executive offices.

          The notice must set forth: (a) as to each person whom the shareholder proposes to nominate for election as a Trustee (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of Trustees in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act and (ii) such person's written consent to being named as a nominee and to serving as a Trustee if elected; (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Fund's books, and of such beneficial owner, (ii) the class or series and number of Shares which are owned beneficially and of record by such shareholder and such beneficial owner, (iii) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such shareholder and such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned Shares) that has been entered into as of the date of the shareholder's notice by, or on behalf of, such shareholder and such beneficial owners, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such shareholder or such beneficial owner, with respect to Shares of the Fund, (v) a representation that the shareholder is a holder of record of Shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (vi) a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Fund's outstanding Shares required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from shareholders in support of such proposal or nomination. The Fund may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a Trustee of the Fund.

          To be timely, the notice must be delivered to the Secretary of the Fund at the Fund's principal executive offices not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the
Fund).

          The foregoing description of the procedures for a shareholder properly to make a nomination for election as a Trustee or to propose other business for the Fund is only a summary and is not complete. A copy of the Fund's By-Laws, which includes the provisions regarding the requirements for shareholder nominations and proposals, may be obtained by writing to the Secretary of the Fund at 2455 Corporate West Drive, Lisle, Illinois 60532. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund's By-Laws.

          Shareholder proposals intended for inclusion in the Fund's proxy statement in connection with such annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund at the Fund's principal executive offices by February 28, 2011. Proposals made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the notice requirements of the Fund's By-Laws, not earlier than the close of business on March 22, 2011 nor later than the close of business on April 21, 2011 (which is also the date after which shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would not be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act).

EXPENSES OF PROXY SOLICITATION

          The cost of soliciting proxies will be borne by the Fund. Certain officers of the Fund and certain officers and employees of Claymore or its affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

OTHER MATTERS

          The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

          In the event a quorum is present at the Annual Meeting but sufficient votes to approve the Proposal is not received, proxies (including broker non-votes) would vote in favor of one or more adjournments of the Annual Meeting with respect to the Proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

                                                 Very truly yours,

                                                 /S/J. THOMAS FUTRELL

                                                 J. THOMAS FUTRELL
                                                 CHIEF EXECUTIVE OFFICER

June 24, 2010

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

I.        PURPOSE

          The Audit Committee is a committee of the Board of the Trust (see Appendix A for a list of funds that have approved this Audit Committee Charter). Its primary function is to assist the Board in fulfilling certain of its responsibilities. This Charter sets forth the duties and responsibilities of the Audit Committee.

          The Audit Committee serves as an independent and objective party to monitor the Trust's accounting policies, financial reporting and internal control system, as well as the work of the independent auditors. The Audit Committee assists Board oversight of (1) the integrity of the Trust's financial statements; (2) the Trust's compliance with legal and regulatory requirements;
(3) the independent auditors' qualifications and independence; and (4) the performance of the Trust's independent auditors. The Audit Committee also serves to provide an open avenue of communication among the independent auditors, Trust management, the personnel responsible for internal audit functions (if any) and the Board.

               o Trust management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

               o The independent auditors have the primary responsibility to plan and implement a proper audit, including consideration of the Trust's accounting, reporting and internal control practices.

          The Audit Committee may have additional functions and responsibilities as deemed appropriate by the Board and the Audit Committee.

          Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Trust's financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles.

II.       COMPOSITION

          The Audit Committee shall be comprised of three or more board members as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of the Audit Committee, a board member is independent if:

               o he or she is not an "interested person" of the Trust as that term is defined in the Investment Company Act of 1940; and

               o he or she does not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the Trust (except in the capacity as a Board or committee member).

          Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment (or must become financially literate within a reasonable time after his or her appointment to the Audit Committee). The Audit Committee will review the qualifications of its members and determine whether any of its members qualify as an "audit committee financial expert" as defined in Form N-CSR. The Audit Committee will submit such determination to the Board for its final determination.

          The members and Chairman of the Audit Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

          No member of the Audit Committee shall serve on the audit committee of more than three public companies with shares registered under the Securities Exchange Act of 1934, as amended, unless the Board determines that such simultaneous service would not impair the ability of the Audit Committee member to serve effectively on the Audit Committee. For purposes of counting an Audit Committee member's audit committee service, service on the Trust's Audit Committee, together with other audit committees within the Claymore fund complex, shall count as one public company.

III.      MEETINGS

          The Audit Committee shall meet two times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.

          As part of its job to foster open communication, the Audit Committee shall meet annually with senior Trust management responsible for accounting and financial reporting and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.

IV.       RESPONSIBILITIES AND DUTIES

          To fulfill its responsibilities and duties the Audit Committee shall:

          A. Charter

             Review this Charter, annually, and recommend changes, if any, to the Board.

          B. Internal Controls

                1. Review, annually, with Trust management and the independent auditors:

                    (a) the organizational structure, reporting
                 relationship,adequacy of resources and qualifications of the senior Trust management personnel responsible for accounting and financial reporting; and

                    (b) their separate evaluation of the adequacy and
                 effectiveness of the Trust's system of internal controls, including those of the Trust's service providers.

                2. Review, with Trust management and the independent auditors:

                    (a) the Trust's plan related to the Trust's systems for
                 accounting, reporting and internal controls;

                    (b) the responsibilities, resources and staffing with
                 respect to the activities in IV.B.2.(a) above; and

                    (c) any significant audit findings or recommendations
                 related to the Trust's systems for accounting, reporting and internal controls and Trust management's response.

                3. Monitor procedures for the receipt, retention and treatment of complaints received by the Trust and/or the Audit Committee regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by officers and trustees of the Trust or employees of the Adviser, underwriter and any provider of accounting-related services to the Trust of concerns regarding questionable accounting or auditing matters.

                4. Review, annually, with Trust management and the independent auditors, policies for valuation of Trust portfolio securities, and the frequency and magnitude of pricing errors.

          C. Independent Auditors

                1. Approve, and recommend to the Board, the appointment,
             retention or termination of the independent auditors, and approve the fees and other compensation to be paid to the independent auditors. Such selection shall be pursuant to a written engagement letter approved by the Audit Committee.

                2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

                    (a) The Chairman or any member of the Audit Committee may
                 grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

                3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the

                   Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

                    (a) The Chairman or any member of the Audit Committee may
                 grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

                4. On an annual basis, request, receive in writing and review a report by the independent auditors describing:

                    (a) the independent auditors' internal quality-control
                 procedures;

                    (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigations by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and


                    (c) all relationships between the independent auditors and the Trust, so as to assess the auditors' independence, including identification of all relationships the independent auditors have with the Trust and all significant relationships the independent auditors have with the Adviser (and any "control affiliate" of the Adviser) and any material service provider to the Trust (including, but not limited to, disclosures regarding the independent auditors' independence required by Public Company Accounting Oversight Board Rule 3526 and compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X).

                         In assessing the auditors' independence, the Audit Committee shall take into account the opinions of Trust management. The Committee will present its conclusions with respect to the independent auditors to the Board, and recommend that the Board take appropriate action, if any, in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

                5. On an annual basis, review and evaluate the lead audit
             partner (such review to include consideration of whether, in addition to the regular rotation of the lead audit partner as required by law, in order to assure continuing auditor independence, there should be regular consideration of rotation of the firm serving as independent auditors).

                6. On an annual basis, meet with the independent auditors and
             Trust management to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized.

                7. Review the management letter prepared by the independent auditors and Trust management's response.

             D. Financial Reporting Processes

                1. If the Trust is a listed closed-end investment company,

                    (a) Review with Trust management and the independent
                 auditors, (i) the Trust's audited financial statements and recommend to the Board, if appropriate, that the audited financial statements be included in the Trust's annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder and (ii) narrative disclosure analogous to the "Management's Discussion of Fund Performance," if any is included in such annual report to shareholders.

                    (b) Review with Trust management and the independent
                 auditors the Trust's semi-annual financial statements and narrative disclosure analogous to the "Management's Discussion of Fund Performance," if any is included in such semi-annual report to shareholders.

                    (c) Review the Trust's policy and procedures with respect to declaring dividends and issuing dividend announcements and related press releases, as well as financial information and dividend guidance provided to analysts and rating agencies.

                2. Review with Trust management and the independent auditors the matters that auditing professional standards require to be communicated to the Audit Committee, including, but not limited to, the matters required to be discussed by Statement on Auditing Standards No. 114, including:

                       o the independent auditors' judgments about the quality, and not just the acceptability, of the Trust's accounting principles as applied in its financial reporting;

                       o the process used by Trust management in formulating estimates and the independent auditors' conclusions regarding the reasonableness of those estimates;

                       o all significant adjustments arising from the audit, whether or not recorded by the Trust;

                       o when the independent auditors are aware that Trust management has consulted with other accountants about significant accounting and auditing matters, the independent auditors' views about the subject of the consultation;

                       o any disagreements with Trust management regarding accounting or reporting matters;

                       o any difficulties encountered in the course of the audit, including any restrictions on t he scope of the independent auditors' activities or on access to requested information; and

                       o significant deficiencies in the design or operation of internal controls.

                3. The independent auditors shall report, within 90 days prior to the filing of the Trust's annual financial statements with the SEC, to the Audit Committee:

                    (a) all critical accounting policies and practices to be
                 used;

                    (b) all alternative treatments of financial information
                 within GAAP for policies and practices related to material items that have been discussed with Trust management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

                    (c) other material written communications between the
                 independent auditors and Trust management including, but not limited to, any management letter or schedule of unadjusted differences; and

                    (d) all non-audit services provided to an entity in the
                 "investment company complex" as defined in paragraph (f)(14) of Rule 2-01 of Regulation S-X that were not pre-approved by the Audit Committee.

                4. Review, annually, with Trust management and the independent auditors, the Trust's "disclosure controls and procedures" and the Trust's "internal control over financial reporting" as defined in Rule 30a-3(c) and (d) under the Investment Company Act of 1940.

                5. Review with Trust management and the independent auditors a report by Trust management covering any Form N-CSR and Form N-Q filed, and any required certification of such filing, along with the results of Trust management's most recent evaluation of the Trust's "disclosure controls and procedures" and "internal control over financial reporting."

          E. Process Improvements

             Review with the independent auditors and Trust management significant changes or improvements in accounting and auditing processes that have been implemented.

          F. Legal and Compliance

                1. Review any legal or regulatory matters that arise that could have a material impact on the Trust's financial statements.

                2. Review policies and procedures with respect to financial statement risk assessment and risk management, including the steps Trust management has taken to monitor and control such risk exposures.

                3. Establish clear hiring policies for the Trust with respect to employees or former employees of the independent auditors.

          G. Other Responsibilities

                1. Review, annually, the performance of the Audit Committee.

                2. If the Trust is a closed-end investment company, prepare the report required by Item 407(d)(3)(i) of Regulation S-K for inclusion in the Trust's proxy statement if the proxy statement relates to the election of Board members of the Trust.

                3. Investigate any other matter brought to its attention within the scope of its duties, and have the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Audit Committee, at the expense of the Trust, if, in the Committee's judgment, that is appropriate.

                4. Perform any other activities consistent with this Charter, the Trust's Charter, By-Laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

                5. Maintain minutes of Committee meetings; report its
             significant activities to the Board; and make such recommendations to the Board as the Audit Committee may deem necessary or appropriate.

V.        FUNDING

          The Audit Committee shall receive appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors for approved audit or non-audit services for the Trust; (ii) compensation to any legal, accounting or other experts or consultants retained by the Audit Committee pursuant to Section IV.G.3 above and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

                           BACKGROUND AND DEFINITIONS
                                      FOR
                            AUDIT COMMITTEE CHARTER

          The following is supplemental information regarding the Audit Committee Charter designed to provide the Audit Committee background information and definitions to assist the Committee in fulfilling its responsibilities under the Charter.

I.        COMPOSITION

          An "audit committee financial expert" of a company is defined as a person who has all of the following attributes: (1) an understanding of generally accepted accounting principles ("GAAP") and financial statements; (2) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company's financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and
(5) an understanding of audit committee functions. An audit committee financial expert must have acquired such attributes through any one or more of the following: (1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions (or active supervision of such persons); or (2) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (3) other relevant experience.

          If the Trust is listed on the New York Stock Exchange, at least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

II.       RESPONSIBILITIES AND DUTIES

          A. Pre-Approval Not Required

          Under Section 10A(h)(i)(1)(B) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Trust pursuant to Section IV.C. 2 is not required, if:

               1. the aggregate amount of all non-audit services provided to the Trust is no more than 5% of the total fees paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided;

               2. the services were not recognized by Trust management at the time of the engagement as non-audit services; and

               3. such services are promptly brought to the attention of the Audit Committee by Trust management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

          Under Section 10A(h)(i)(1)(B) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Trust) pursuant to Section IV.C.3 is not required, if:

               1. the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid to the Trust's independent auditors by the Trust, the Adviser and any "control affiliate" of the Adviser providing ongoing services to the Trust during the fiscal year in which the non-audit services are provided;

               2. the services were not recognized by Trust management at the time of the engagement as non-audit services; and

               3. such services are promptly brought to the attention of the Audit Committee by Trust management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

          B. Control Affiliate

          As used in Section IV.C.3, "control affiliate" means any entity controlling, controlled by, or under common control with the Adviser.

          C. Prohibited Non-Audit Services

          Under Section 10A(g) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(4)), an auditor is not independent if, at any point during the audit and professional engagement period, the auditor provides certain non-audit services to an audit client. As referred to in
Section IV.C.2, these prohibited non-audit services would include:

               1. bookkeeping or other services related to the accounting records or financial statements of the Trust;

               2.   financial information systems design and implementation;

               3. appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

               4.   actuarial services;

               5.   internal audit outsourcing services;

               6.   anagement functions or human resources;

               7. broker or dealer, investment adviser, or investment banking services;

               8.   legal services and expert services unrelated to the audit;
                    and

               9. any other services that the Public Company Accounting Oversight Board determines are impermissible.

          D. Other Definitions

          "Investment company complex" includes: (1) an investment company and its investment adviser or sponsor; (2) any entity controlled by or controlling an investment adviser or sponsor in (1) above, or any entity under common control with any investment adviser or sponsor in (1) above if the entity: (A) is an investment adviser or sponsor or (B) is engaged in the business of providing administrative, custodian, underwriter, or transfer agent services to any investment company, investment adviser, or sponsor; and (3) an investment company or entity that would be an investment company but for the exclusions provided by Section 3(c) of the 1940 Act that has an investment adviser or sponsor included in (1) and (2) above. Investment adviser does not include a subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Sponsor is an entity that establishes a unit investment trust.

          "Disclosure controls and procedures" means controls and other procedures of a registered management investment company that are designed to ensure that information required to be disclosed by the investment company on Form N-CSR and Form N-Q is recorded, processed, summarized and reported, within the time periods specified in the SEC's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an investment company in the reports that it files or submits on Form N-CSR and Form N-Q is accumulated and communicated to the investment company's management, including its principal executive officer or officers and principal financial officer or officers, or person performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

          "Internal control over financial reporting" is a process designed by, or under the supervision of, the Trust's principal executive and principal financial officers, or persons performing similar functions, and effected by the Trust's Board, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that:

               1. Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Trust;

               2. Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Trust are being made only in accordance with authorization of management and directors of the Trust; and

               3. Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Trust's assets that could have a material effect on the financial statements.

          The report to be prepared by the Audit committee to be included in the annual proxy statement is governed by Item 407(d)(3)(i) of Regulation S-K, which requires each proxy statement relating to a shareholder meeting at which directors are to be elected to include a report, followed by the name of each Audit Committee member, stating whether: (1) the Committee has reviewed and discussed the audited financial statements with management, (2) the Committee has discussed with the independent auditors the matters required to be discussed by SAS 114, (3) the Committee has received the written disclosures and the letter from the independent auditors required by Public Company Accounting Oversight Board Rule 3526, and has discussed with the independent auditors their independence, and (4) based on the review and discussions referred to in paragraphs (1) through (3), the Audit Committee recommended to the Board that the audited financial statements be included in the Trust's annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder.

                          Revised Charter Approved at:
                          MCN Qtrly Mtg of the Board of Trustees 4-20-10

                                   APPENDIX A

                         FUNDS THAT HAVE APPROVED THIS
                            AUDIT COMMITTEE CHARTER

          FUND
          ----
          Claymore Dividend & Income Fund
          Claymore Exchange-Traded Funds Trust
          Claymore Exchange-Traded Funds Trust 2
          Claymore/Guggenheim Strategic Opportunities Fund
          Fiduciary/Claymore MLP Opportunity Fund
          Guggenheim Enhanced Equity Income Fund
          Madison/Claymore Covered Call & Equity Strategy Fund
          TS&W/Claymore Tax-Advantaged Balanced Fund

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735


                          TO  VOTE  BY  MAIL
                         1) Read the Proxy Statement.
                         2) Check the appropriate boxes on the proxy card below.
                         3) Sign and date the proxy card.
                         4) Return the proxy card in the envelope provided.






TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                        M25880-Z53399         KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
             MADISON/CLAYMORE COVERED CALL &
             EQUITY STRATEGY FUND

                                                              FOR          To withhold authority to vote for any
                                           FOR    WITHHOLD    ALL          individual nominee(s), mark "For All
                                           ALL      ALL      EXCEPT        Except" and write the name(s) of the
                                                                           nominee(s) on the line below.


 1.   Election of Trustees                 [ ]      [ ]        [ ]         ---------------------------------------
      Class III Nominees

     Nominees:

     01) Ronald E. Toupin, Jr.
     02) Lorence D. Wheeler


2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

  PLEASE MARK, DATE, SIGN & RETURN THE PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).




----------------------------------   -----------  ------------------------  ----
Signature [PLEASE SIGN WITHIN BOX]   Date         Signature (Joint Owners)  Date

--------------------------------------------------------------------------------

         IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
                             FOR THE ANNUAL MEETING:

                The Statement is available at www.proxyvote.com.

--------------------------------------------------------------------------------
                                                                   M25881-Z53399


--------------------------------------------------------------------------------
                       SOLICITED BY THE BOARD OF TRUSTEES
              MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND
                         ANNUAL MEETING OF SHAREHOLDERS
                                  JULY 20, 2010

MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND

The annual meeting of shareholders of Madison/Claymore Covered Call & Equity Strategy Fund (the "Fund") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Tuesday, July 20, 2010, at 1:00 p.m. Central time (the "Annual Meeting"). The undersigned hereby appoints Elizabeth H. Hudson and Kevin M. Robinson, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.
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